Administrative Office
4333 Edgewood Road NE Cedar Rapids, IA 52499

January 31, 2013

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D
Merrill Lynch IRA Annuity - Registration No. 333-91098
Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended November 30, 2012, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

AllianceBernstein Discovery Value Fund, Inc., SEC File No. 811-10221

AllianceBernstein Value Fund, Inc., SEC File No. 811-10221

AllianceBernstein International Value, SEC File No. 811-10221

Fidelity Advisor Series I – Equity Growth Fund, SEC File No. 811-03785

Fidelity Advisor I – Stock Selector Mid Cap Fund, SEC File No. 811-03785

Pioneer Emerging Markets Fund, SEC File No. 811-08448

Pioneer Growth Opportunities Fund , SEC File No. 811-21460

Semi-Annual Report Mailings:

BlackRock Low Duration Bond Portfolio, SEC File No. 811-22061

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith
Darin Smith
Vice President